Exhibit 99.2

July 20, 2021

Herman Miller and Knoll Announce New Name for Combined Company: MillerKnoll

MillerKnoll, now one of the largest and most influential modern design companies in the world, is well positioned to catalyze the transformation of the industry and redefine modern design.

Zeeland, Mich: Herman Miller (NASDAQ: MLHR) today announced that, after completing the acquisition of Knoll, Inc. (“Knoll”), on July 19, 2021, the combined company will move forward as MillerKnoll. Herman Miller and Knoll, along with their legacy brands, will continue as distinct brands as part of MillerKnoll. In addition, MillerKnoll will have a new operating model that will ensure strong brand ownership—transforming the industry and redefining modern design.

“We are excited to introduce MillerKnoll, a collective of dynamic brands coming together to design the world we live in,” said Andi Owen, President and Chief Executive Officer of MillerKnoll. “Our industry—and the world in general—is changing rapidly. Design is the way we imagine and shape a better future. In coming together, we will define and lead this transformation, like we have other transformations in our histories.”

MillerKnoll: The Preeminent Leader in Modern Design

Herman Miller and Knoll have deep legacies as industry pioneers and a shared commitment to design, innovation, operational excellence, sustainability, and social good. With the transaction now closed, MillerKnoll will:
•	Catalyze the transformation of the home and office through a united portfolio of complementary brands.
•
Support and grow existing Contract and Retail channels, as well as explore new ideas and business innovations, to ensure they meet the highest level of manufacturing excellence, customer sales and service, and user experience.

•	Comprise global functional teams that serve the entire enterprise, including Manufacturing, Digital, Technology, Marketing, Strategy, Finance, Human Resources, and Legal.
•
Drive growth and profitability with a scaled US and international footprint, maintaining strong brand ownership designed to preserve and nurture the essence of the brands within the combined company’s portfolio, which includes the Herman Miller and Knoll brands.

MillerKnoll now benefits from increased reach and the ability to better serve customers across the contract furnishings sector, residential trade segment, and retail audience. In addition, MillerKnoll is well positioned to enhance engagement with architects and interior designers, who support decision-making for both Contract and Residential customers.

Owen continued, “We are a group of people and brands guided by a shared vision, common values, and a steadfast commitment to design. As MillerKnoll, we’ll push and inspire each other to innovate and design the future for all the places where life happens.”

As previously announced, MillerKnoll will be led by Herman Miller President and CEO Andi Owen. In addition to Owen, the combined company will be led by a world-class executive team made up of leaders from both Herman Miller and Knoll. Additional information on the leadership team is available on the company’s Newsroom.

Herman Miller intends to submit a proposal to its shareholders at its upcoming annual meeting in order to seek approval of the formal change of Herman Miller’s corporate name to MillerKnoll. At this time, Herman Miller common stock will continue to trade on the Nasdaq under the ticker symbol “MLHR.”

About MillerKnoll

MillerKnoll is a collective of dynamic brands and one of the largest and most influential modern design companies in the world. The company is a result of a deep legacy of design, innovation, and social good. MillerKnoll was created in 2021 from the combination of Herman Miller and Knoll, and includes brands Colebrook Bosson Saunders, DatesWeiser, DWR, Edelman Leather, Fully, Geiger, HAY, Holly Hunt, KnollExtra, Knoll Office, KnollStudio, KnollTextiles, Maars Living Walls, Maharam, Muuto, naughtone, and Spinneybeck|FilzFelt. Guided by a shared vision, common values, and a steadfast commitment to design, MillerKnoll innovates and designs the future for all the places where life happens while contributing to a more equitable and sustainable future for all.

Contacts

Investors:

Jeff Stutz
Chief Financial Officer
616 654 8538
jeff_stutz@hermanmiller.com

Media:

Todd Woodward
VP of Global Communications
616 654 5977
media_relations@hermanmiller.com

Forward-Looking Statements

This communication includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements relate to future events and anticipated results of operations, business strategies, the anticipated benefits of the transaction, the anticipated impact of the transaction on the combined company’s business and future financial and operating results, the expected amount and timing of synergies from the transaction, and other aspects of our operations or operating results. These forward-looking statements generally can be identified by phrases such as “will,” “expects,” “anticipates,” “foresees,” “forecasts,” “estimates” or other words or phrases of similar import. It is uncertain whether any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do, what impact they will have on the results of operations and financial condition of Herman Miller or the price of Herman Miller’s stock. These forward-looking statements involve certain risks and uncertainties, many of which are beyond Herman Miller’s control, that could cause actual results to differ materially from those indicated in such forward-looking statements, including but not limited to: the impact of public health crises, such as pandemics (including coronavirus (COVID-19)) and epidemics, and any related company or government policies and actions to protect the health and safety of individuals or government policies or actions to maintain the functioning of national or global economies and markets; the risk that the anticipated benefits of the merger with Knoll will not be realized on the anticipated timing or at all; risks related to the additional debt incurred in connection with the merger; Herman Miller’s ability to comply with its debt covenants and obligations; the risk that the anticipated benefits of the merger will be more costly to realize than expected; the effect of the announcement of the merger on the ability of Herman Miller or Knoll to retain and hire key personnel and maintain relationships with customers, suppliers and others with whom Herman Miller or Knoll does business, or on Herman Miller’s or Knoll’s operating results and business generally; the ability of Herman Miller to successfully integrate Knoll’s operations; the ability of Herman Miller to implement its plans, forecasts and other expectations with respect to Herman Miller’s business after the completion of the transaction and realize expected synergies; business disruption following the merger; general economic conditions; the availability and pricing of raw materials; the financial strength of our dealers and the financial strength of our customers; the success of newly-introduced products; the pace and level of government procurement; and the outcome of pending litigation or governmental audits or investigations. For additional information about other factors that could cause actual results to differ materially from those described in the forward-looking statements, please refer to Herman Miller’s periodic reports and other filings with the SEC, including the risk factors identified in Herman Miller’s most recent Quarterly Reports on Form 10-Q and Annual Reports on Form 10-K. The forward-looking statements included in this communication are made only as of the date hereof. Herman Miller does not undertake any obligation to update any forward-looking statements to reflect subsequent events or circumstances, except as required by law.

Contacts

Investors:

Jeff Stutz
Chief Financial Officer
616 654 8538
jeff_stutz@hermanmiller.com

Media:

Todd Woodward
VP of Global Communications
616 654 5977
media_relations@hermanmiller.com